PROSPECTUS
                                                    MARCH 30,
1997,
                                     as revised OCTOBER
        30, 1997


Putnam Intermediate U.S. Government Income Fund
Class A, B and M shares
INVESTMENT STRATEGY: INCOME


This prospectus explains concisely what you should know before investing in Putnam Intermediate U.S. Government Income Fund (the "fund"). Please read it carefully and keep it for future reference. You can find more detailed information in the March 30, 1997 statement of additional information (the "SAI"), as amended from time to time. For a free copy of the SAI or other information, call Putnam Investor Services at 1-800-225-1581.
The SAI has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated into this prospectus by reference. The Commission maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated
by reference into this prospectus and the SAI, and         other
information regarding registrants that file electronically with the Commission.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT
INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING
THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.




                          BOSTON * LONDON * TOKYO

ABOUT THE FUND

Expenses summary
This section describes the sales charges, management fees, and annual operating expenses that apply to various classes of the fund's shares. Use it to help you estimate the impact of transaction costs on your investment over time.

Financial highlights
Study this table to see, among other things, how the fund performed each year for the past 10 years or since it began investment operations if it has been in operation for less than 10 years.

Objective
Read this section to make sure the fund's objective is consistent with your own.

How the fund pursues its objective
This section explains in detail how the fund seeks its investment objective.
    Risk factors. All investments entail some risk. Read this section to make sure you understand the risks that are associated with an investment in the fund.

How performance is shown
This section describes and defines the measures used to assess fund performance. All data are based on past investment results and do not predict future performance.

How the fund is managed
Consult this section for information about the fund's management, allocation of its expenses, and how purchases and sales of securities are made.

Organization and history
In this section, you will learn when the fund was introduced, how it is organized, how it may offer shares, and who its Trustees are.

ABOUT YOUR INVESTMENT

Alternative sales arrangements
Read this section for descriptions of the classes of shares this prospectus offers and for points you should consider when making your choice.

How to buy shares
This section describes the ways you may purchase shares and tells you the minimum amounts required to open various types of accounts. It explains how sales charges are determined and how you may become eligible for reduced sales charges on each class of shares.

Distribution plans
This section tells you what distribution fees are charged against each class of shares.

How to sell shares
In this section you can learn how to sell fund shares, either directly to the fund, by check or through an investment dealer.

How to exchange shares
Find out in this section how you may exchange fund shares for shares of other Putnam funds. The section also explains how exchanges can be made without sales charges and the conditions under which sales charges may be required.

How the fund values its shares
This section explains how the fund determines the value of its shares.

How the fund makes distributions to shareholders; tax information This section describes the various options you have in choosing how to receive fund dividends. It also discusses the tax status of the payments and counsels you to seek specific advice about your own situation.

ABOUT PUTNAM INVESTMENTS, INC.

Read this section to learn more about the companies that provide marketing, investment management, and shareholder account services to Putnam funds and their shareholders.

About the fund

EXPENSES SUMMARY

Expenses are one of several factors to consider when investing. The following table summarizes your maximum transaction costs from investing in the fund and expenses based on the most recent fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.

                          Class A       Class B        Class M
                          shares        shares         shares

Shareholder transaction
expenses

Maximum sales charge
 imposed on purchases
 (as a percentage of
 offering price)           3.25%         NONE*         2.00%*

3.0% in the
Deferred sales charge                 first year,
 (as a percentage                  declining to 1.0%
 of the lower of original       in the fourth year, and
 purchase price or                    eliminated
 redemption proceeds)     NONE**       thereafter       NONE


Annual fund operating expenses
(as a percentage of average net assets)

                                     Total fund
Management     12b-1       Other    operating
  fees         fees      expenses   expenses
----------     -----     --------- -----------
Class A       .60%         0.25%      .37%          1.22%
Class B       .60%         0.85%      .35%          1.80%
Class M       .60%         0.40%      .35%          1.35%

The table is provided to help you understand the expenses of investing and your share of fund operating expenses. The expenses shown in the table do not reflect the application of credits that reduce fund expenses.

Examples

Your investment of $1,000 would incur the following expenses, assuming 5% annual return and, except as indicated, redemption at the end of each period:

  1 3                    5        10
year                   years     years    years

Class A                 $45       $70      $97       $175
Class B                 $68       $87     $117       $196***
Class B (no redemption) $18       $57      $97       $196***
Class M                 $33       $62      $92       $179

The examples do not represent past or future expense levels.
Actual expenses may be greater or less than those shown. Federal regulations require the examples to assume a 5% annual return, but actual annual return varies.

* The higher 12b-1 fees borne by class B and class M shares may cause long-term shareholders to pay more than the economic equivalent of the maximum permitted front-end sales charge on class A shares.

** A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge. See "How to buy shares --
    Class A shares."

*** Reflects conversion of class B shares to class A shares
    (which pay lower ongoing expenses) approximately eight years after purchase. See "Alternative sales arrangements."

FINANCIAL HIGHLIGHTS

The following table presents per share financial information for class A, B and M shares. This information has been derived from the financial statements, which have been audited and reported on by the independent accountants. The "Report of independent accountants" and financial statements included in the fund's annual report to shareholders for the 1996 fiscal year are incorporated by reference into this prospectus. The fund's annual report, which contains additional unaudited performance information, is available without charge upon request. The Trustees of the fund approved changes to the fund's investment policies on April 6, 1995. As a result, the fund is no longer required to invest primarily in mortgage-backed securities. Performance data prior to that date do not reflect the fund's performance under its current investment policies.

Financial highlights
   (For     a share outstanding throughout the period)

                                                              For the period
                                                            April 1, 1995
                                                            (commencement
                                         Year ended        of operations)
                                        November 30        to November 30     Year ended November 30
                                            1996                1995             1996           1995
                                                    Class M                           Class B
Net asset value, beginning of period       $4.93               $4.68            $4.92          $4.60
Investment operations
Net investment income                        .27                 .12(a)           .26            .24
Net realized and unrealized gain (loss)
 on investments                             (.02)                .32             (.02)           .35
Total from investment operations             .25                 .44              .24            .59
Distributions to shareholders from:
Net investment income                       (.26)               (.18)            (.24)          (.26)
Return of capital                             --                (.01)              --           (.01)
In excess of net investment income          (.02)                 --(e)          (.02)            --(e)
Total distributions                         (.28)               (.19)            (.26)          (.27)
Net asset value, end of period             $4.90               $4.93            $4.90          $4.92
Total investment return
at net asset value  (%)(c)                  5.33                9.63*            5.08          13.17
Net assets, end of period
 (in thousands)                            $4,404              $1,058          $56,889        $23,201
Ratio of expenses to average
 net assets (%)(d)                          1.35                 .87*            1.80           1.81
Ratio of net investment income
to average net assets (%)                   5.28                3.37*            4.94           5.17
Portfolio turnover (%)                    367.19              383.88           367.19         383.88
/TABLE

(For a share outstanding throughout the period)

                                                               For the period
                                                            February 16, 1993
                                                                (commencement
                                           Year ended           of operations)           Year ended
                                          November 30           to November 30          November 30
                                                 1994                1993                      1996
                                                         Class B                           Class A
Net asset value, beginning of period            $4.91             $5.00                    $4.92
Investment operations
Net investment income                             .24(b)            .18(a)(b)                .29
Net realized and unrealized gain (loss)
on investments                                   (.32)             (.08)                   (.02)
Total from investment operations                 (.08)              .10                     .27
Distributions to shareholders from:
Net investment income                            (.21)             (.19)                   (.26)
Return of capital                                (.02)               --                      --
In excess of net investment income                 --                --                    (.03)
Total distributions                              (.23)             (.19)                   (.29)
Net asset value, end of period                  $4.60             $4.91                   $4.90
Total investment return
at net asset value  (%)(c)                      (1.71)             1.95*                   5.71
Net assets, end of period  (in thousands)     $21,243            $4,317                 $143,575
Ratio of expenses to average net assets (%)(d)   1.69(b)            .67(b)*                1.22
Ratio of net investment income to average
net assets (%)                                   4.98(b)           3.53(b)*                5.54
Portfolio turnover (%)                         351.62            309.80*                 367.19

(For a share outstanding throughout the period)

                                                                               For the period
                                                                            February 16, 1993
                                                                                (commencement
                                                                               of operations)
                                                Year ended November 30         to November 30
                                                 1995              1994             1993
                                                                 Class A
Net asset value, beginning of period            $4.60             $4.91            $5.00
Investment operations
Net investment income                             .27               .27(b)           .21(a)(b)
Net realized and unrealized gain (loss)
on investments                                    .35              (.32)            (.09)
Total from investment operations                  .62              (.05)             .12
Distributions to shareholders from:
Net investment income                            (.29)             (.24)            (.21)
Return of capital                                (.01)             (.02)              --
In excess of net investment income                 --(e)             --               --
Total distributions                              (.30)             (.26)            (.21)
Net asset value, end of period                  $4.92             $4.60            $4.91
Total investment return
at net asset value  (%)(c)                      13.85             (1.12)            2.44*
Net assets, end of period  (in thousands)     $57,049           $53,831          $19,088
Ratio of expenses to average
net assets (%)(d)                                1.20              1.09(b)          1.05(b)*
Ratio of net investment income to average
net assets (%)                                   5.78              5.59(b)          3.13(b)*
Portfolio turnover (%)                         383.88            351.62           309.80*

*   Not annualized
(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(b) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund reflect a reduction of approximately $0.01 per share for class A and class B for the periods ended
    November 30, 1993 and 1994.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.
(d) The ratio of expenses to average net assets for the periods ended November 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.
(e) Distributions in excess of net investment income were less than $0.01 per share.




OBJECTIVE

Putnam Intermediate U.S. Government Income Fund seeks as high a level of current income as Putnam Investment Management, Inc. ("Putnam Management") believes is consistent with preservation of capital. The fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.

HOW THE FUND PURSUES ITS OBJECTIVE

Basic investment strategy

The fund will seek its objective by investing, under normal market conditions, in a portfolio of U.S. government securities (as defined below) with a dollar-weighted average maturity of 3 to 10 years, but may purchase individual securities with longer or shorter maturities. For purposes of computing average portfolio maturity, Putnam Management will use the effective maturities of mortgage-backed securities determined by reference to published market statistics.

Under normal market conditions, the fund will invest exclusively in U.S. government securities, and in forward commitments and repurchase agreements with respect to such securities. "U.S. government securities" are debt securities issued or guaranteed by the U.S. government, by various of its agencies, or by various instrumentalities established or sponsored by the U.S. government. Some of these obligations are supported by the full faith and credit of the United States. These obligations include U.S. Treasury bills, notes, and bonds, mortgage participation certificates guaranteed by the Government National Mortgage Association ("Ginnie Mae"), and Federal Housing Administration debentures.

Other U.S. government securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. These securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations supported only by the credit of the instrumentality, such as Federal National Mortgage Association ("Fannie Mae") bonds.

The fund may invest in U.S. government securities that are mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities. CMOs and other mortgage-backed securities represent participations in, or are secured by, mortgage loans and include:


-   Certain securities issued or guaranteed by the U.S.
    government or one of its agencies or instrumentalities;

- Securities issued by private issuers that represent an interest in or are secured by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and

- Securities issued by private issuers that represent an interest in or are secured by mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class. See "Risk factors" below.

It is the fund's current policy to qualify as an eligible investment for federal credit unions. Accordingly, the fund will limit its investments in CMOs, stripped mortgage-backed securities, zero coupon securities, repurchase agreements and forward commitments in accordance with the provisions of the Federal Credit Union Act. This policy is a non-fundamental investment policy and may be changed by the fund's Trustees without shareholder approval.

Defensive strategies

At times Putnam Management may judge that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times Putnam Management may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the fund's assets.

In implementing these defensive strategies, the fund may invest in any type of U.S. government securities of any maturity and may invest primarily in short-term U.S. government securities. In such cases, the fund's dollar-weighted average maturity may be less than 3 years. The fund may also invest without limit in cash or in any other securities Putnam Management considers consistent with such defensive strategies.

It is impossible to predict when, or for how long, the fund will use such alternative strategies.

Risk factors

Market risk. U.S. government securities are considered among the safest of fixed-income investments, but their values, like those of other debt securities, will fluctuate with changes in interest rates. Changes in the value of portfolio securities will not affect interest income from those securities but will be reflected in the fund's net asset value. Thus, a decrease in interest rates will generally result in an increase in the value of fund shares. Conversely, during periods of rising interest rates, the value of fund shares will generally decline. The magnitude of these fluctuations will generally be greater when the fund's average maturity is longer. Because of their added safety, the yields available from U.S. government securities are generally lower than the yields available from comparable corporate debt securities.

Default risk. While certain U.S. government securities, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, other securities in which the fund may invest are subject to varying degrees of risk of default. These risk factors include the
   credit-worthiness     of the issuer and, in the case of
mortgage-backed securities, the ability of the underlying mortgagors or other borrowers to meet their obligations.

Prepayment risk. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which the fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the fund to experience a loss equal to any unamortized premium.

CMOs. CMOs are issued with a number of classes or series that have different maturities and that may represent interests in some or all of the interest or principal on the underlying collateral. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

Stripped mortgage-backed securities. The yield to maturity on an IO or PO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

In either event, the secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time.

Investments in premium securities

At times, the fund may invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity.

The fund does not amortize the premium paid for these securities in calculating its net investment income. As a result, the purchase of premium securities provides a higher level of investment income distributable to shareholders on a current basis than if the fund purchased securities bearing current market rates of interest. Because the value of premium securities tends to approach the principal amount as they approach maturity (or call price in the case of securities approaching their first call date), the purchase of such securities may increase the risk of capital loss if such securities are held to maturity (or first call date).

During a period of declining interest rates, many of the fund's portfolio investments will likely bear coupon rates that are higher than the current market rates, regardless of whether the securities were originally purchased at a premium. These securities would generally carry premium market values that would be reflected in the net asset value of fund shares. As a result, an investor who purchases fund shares during such periods would initially receive higher taxable monthly distributions (derived from the higher coupon rates payable on the fund's investments) than might be available from alternative investments bearing current market interest rates, but the investor may face an increased risk of capital loss as these higher coupon securities approach maturity (or first call date). In evaluating the potential performance of an investment in the fund, investors may find it useful to compare the fund's current dividend rate with its "yield," which is computed on a yield-to-maturity basis in accordance with SEC regulations and which reflects amortization of market premiums. See "How performance is shown."

Portfolio turnover

The length of time the fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the fund is known as "portfolio turnover." As a result of the fund's investment policies, under certain market conditions its portfolio turnover rate may be higher than that of other mutual funds.

Portfolio turnover generally involves some expense, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. Portfolio turnover rates are shown in the section "Financial highlights."

Other investment practices

The fund may also engage in the following investment practices, each of which involves certain special risks. The SAI contains more detailed information about these practices, including limitations designed to reduce these risks.

Securities loans, repurchase agreements and forward commitments. The fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers and may enter into repurchase agreements up to 25% of its assets. These transactions must be fully collateralized at all times. The fund may also purchase securities for future delivery (but not beyond 120 days), which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk if the other party should default on its obligation and the fund is delayed or prevented from recovering the collateral or completing the transaction.

Derivatives

Certain of the instruments in which the fund may invest, such as CMOs, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in this prospectus and in the SAI.

Except for investment policies designated as fundamental in this prospectus or the SAI, the investment policies described in this prospectus and in the SAI are not fundamental policies. The Trustees may change any non-fundamental investment policy without shareholder approval.

HOW PERFORMANCE IS SHOWN

Fund advertisements may, from time to time, include performance information. "Yield" for each class of shares is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of the class on the last day of that period.

For purposes of calculating yield, net investment income is calculated in accordance with SEC regulations and may differ from net investment income as determined for tax purposes. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed-income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner. See "How the fund pursues its objective -- Investments in premium securities."

Yield is based on the price of the shares, including the maximum initial sales charge in the case of class A and class M shares, but does not reflect any contingent deferred sales charge in the case of class B shares.

"Total return" for the one-, five- and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the fund invested at the maximum public offering price (in the case of class A and class M shares) or reflecting the deduction of any applicable contingent deferred sales charge (in the case of class B shares). Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if the sales charge were used.

All data are based on past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, fund operating expenses and the class of shares the investor purchases. Investment performance also often reflects the risks associated with the fund's investment objective and policies. These factors should be considered when comparing the fund's investment results with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes. See the SAI.

HOW THE FUND IS MANAGED

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

The fund pays Putnam Management a quarterly fee for these services based on average net assets. See "Expenses summary" and the SAI.

The following officer of Putnam Management has had primary responsibility for the day-to-day management of the fund's portfolio since the year stated below:

                                 Business experience
                      Year       (at least 5 years)
                      ----       -------------------------
Michael Martino       1994       Employed as an investment
Managing Director                professional by Putnam
                                 Management since 1994.  Prior
                                 to January, 1994, Mr. Martino
                                 was employed by Back Bay
                                 Advisors in the positions of
                                 Executive Vice President and
                                 Chief Investment Officer from
                                 1992 to 1994, and Senior Vice
                                 President and Senior Portfolio
                                 Manager from 1990 to 1992.

The fund pays all expenses not assumed by Putnam Management, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares). The fund also reimburses Putnam Management for the compensation and related expenses of certain fund officers and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees.

Putnam Management places all orders for purchases and sales of fund securities. In selecting broker-dealers, Putnam Management may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Putnam Management may consider sales of fund shares (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers.

ORGANIZATION AND HISTORY

Putnam Intermediate U.S. Government Income Fund is a Massachusetts business trust organized on November 20, 1990. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Prior to April 10, 1995, the fund was known as Putnam Balanced Government Fund.

The fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund's shares are not currently divided into series. Only class A, B and M shares are offered by this prospectus. The fund may also offer other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase any other class of shares, contact your investment dealer or Putnam Mutual Funds (at 1-800-225-1581).

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund. The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may choose to redeem your shares. You will receive at least 30 days' written notice before the fund redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The fund may also redeem shares if you own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

The fund's Trustees: George Putnam,* Chairman. President of the Putnam funds. Chairman and Director of Putnam Management and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"). Director, Marsh & McLennan Companies, Inc.; William F. Pounds, Vice Chairman. Professor of Management, Alfred P. Sloan School of Management, Massachusetts Institute of Technology; Jameson Adkins Baxter, President, Baxter Associates, Inc.; Hans H. Estin, Vice Chairman, North American Management Corp.; John A. Hill, Chairman and Managing Director, First Reserve Corporation; Ronald J. Jackson, Former Chairman, President and Chief Executive Officer
of Fisher-Price, Inc.       , Trustee of Salem Hospital and the
Peabody Essex Museum; Elizabeth T. Kennan, President Emeritus and Professor, Mount Holyoke College; Lawrence J. Lasser,* Vice President of the Putnam funds. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Management. Director, Marsh & McLennan Companies, Inc.; Robert
E. Patterson, Executive Vice President and Director of Acquisitions, Cabot Partners Limited Partnership; Donald S. Perkins,* Director of various corporations, including Cummins Engine Company, Lucent Technologies, Inc., Springs Industries, Inc. and Time Warner Inc.; George Putnam, III,* President, New Generation Research, Inc.; A.J.C. Smith,* Chairman and Chief
Executive Officer, Marsh & McLennan Companies, Inc.;    W. Thomas
Stephens, President and Chief Executive Officer of MacMillan Bloedel Ltd., Director of Mail-Well Inc., Qwest Communications,
The Eagle Picher Trust and New Century Energies;     and W.
Nicholas Thorndike, Director of various corporations and charitable organizations, including Data General Corporation, Bradley Real Estate, Inc. and Providence Journal Co. Also, Trustee of Massachusetts General Hospital and Eastern Utilities Associates. The Trustees are also Trustees of the other Putnam funds. Those marked with an asterisk (*) are or may be deemed to be "interested persons" of the fund, Putnam Management or Putnam Mutual Funds.

About Your Investment

ALTERNATIVE SALES ARRANGEMENTS

Class A shares. An investor who purchases class A shares pays a sales charge at the time of purchase. As a result, class A shares are not subject to any charges when they are redeemed, except for certain sales at net asset value that are subject to a contingent deferred sales charge ("CDSC"). Certain purchases of class A shares qualify for reduced sales charges. Class A shares bear a lower 12b-1 fee than class B and class M shares. See "How to buy shares -- Class A shares" and "Distribution plans."

Class B shares. Class B shares are sold without an initial sales charge, but are subject to a CDSC if redeemed within a specified period after purchase. Class B shares also bear a higher 12b-1 fee than class A and class M shares. Class B shares automatically convert into class A shares, based on relative net asset value, approximately eight years after purchase. For more information about the conversion of class B shares, see the SAI. This discussion includes information about how shares acquired through reinvestment of distributions are treated for conversion purposes. The discussion also notes certain circumstances under which a conversion may not occur. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made. Until conversion, class B shares will have a higher expense ratio and pay lower dividends than class A and class M shares because of the higher 12b-1 fee. See "How to buy shares -- Class B shares" and "Distribution plans."

Class M shares. An investor who purchases class M shares pays a sales charge at the time of purchase that is lower than the sales charge applicable to class A shares. Certain purchases of class M shares qualify for reduced sales charges. Class M shares bear a 12b-1 fee that is lower than class B shares but higher than class A shares. Class M shares are not subject to any CDSC and do not convert into any other class of shares. See "How to buy shares -- Class M shares" and "Distribution plans."

Which arrangement is best for you? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider class A or class M shares. Investors who prefer not to pay an initial sales charge might consider class B shares. Orders for class B shares for $250,000 or more will be treated as orders for class A shares or declined. For more information about these sales arrangements, consult your investment dealer or Putnam Investor Services. Shares may only be exchanged for shares of the same class of another Putnam fund. See "How to exchange shares."

HOW TO BUY SHARES

You can open a fund account with as little as $500 and make additional investments at any time with as little as $50. You can buy fund shares three ways - through most investment dealers, through Putnam Mutual Funds (at 1-800-225-1581), or through a systematic investment plan. If you do not have a dealer, Putnam Mutual Funds can refer you to one.

Buying shares through Putnam Mutual Funds. Complete an order form and write a check for the amount you wish to invest, payable to the fund. Return the completed form and check to Putnam Mutual Funds, which will act as your agent in purchasing shares through your designated investment dealer.

Buying shares through systematic investing. You can make regular investments of $25 or more per month through automatic deductions from your bank checking or savings account. Application forms are available from your investment dealer or through Putnam Investor Services.

Shares are sold at the public offering price based on the net asset value next determined after Putnam Investor Services receives your order. In most cases, in order to receive that day's public offering price, Putnam Investor Services must receive your order before the close of regular trading on the New York Stock Exchange. If you buy shares through your investment dealer, the dealer must receive your order before the close of regular trading on the New York Stock Exchange to receive that day's public offering price.

Class A shares

The public offering price of class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The fund receives the net asset value. The sales charge is allocated between your investment dealer and Putnam Mutual Funds as shown in the following table, except when Putnam Mutual Funds, in its discretion, allocates the entire amount to your investment dealer.
                                  Sales charge         Amount of
                           as a percentage of:      sales charge
                           -------------------      reallowed to
                                Net                 dealers as a
Amount of transaction        amount   Offering     percentage of
at offering price ($)      invested      price    offering price
-----------------------------------------------------------------
Under 100,000                  3.36%     3.25%          3.00%
100,000 but under 250,000      2.56      2.50           2.25
250,000 but under 500,000      2.04      2.00           1.75
500,000 but under 1,000,000    1.52      1.50           1.25
-----------------------------------------------------------------

   No     initial sales charge    applies to     purchases of
class A shares of $1 million or more or    to     purchases by
   employer-sponsored     retirement plans    that have     at
least 200 eligible employees.  However, a CDSC of 1.00%    or
0.50% is     imposed    on     redemptions of    these shares
within the first or second year    , respectively,         after
purchase   , unless the             dealer of record waived its
commission with    Putnam Mutual Funds'     approval    , or
unless the purchaser is a class A qualified benefit plan (a retirement plan for which Putnam Fiduciary Trust Company or its affiliates provide recordkeeping or other services in connection with the purchase of class A shares).


Class A qualified benefit plans may also purchase class A shares with no initial sales charge. However, except as stated below, a CDSC of 0.75% of the total amount redeemed (1.00% in the case of
plans for which     Putnam Mutual Funds    and its affiliates do
not act as trustee or recordkeeper) is imposed on redemptions of these shares if, within two years of a plan's initial purchase of class A shares, it redeems 90% or more of its cumulative purchases. Thereafter, such a plan is no longer liable for any CDSC. The two-year CDSC applicable to class A qualified benefit
plans for which             Putnam Mutual Funds    or its
affiliates serve as trustee or recordkeeper ("full service
plans") is             0.50% of the    total amount redeemed for
full service plans that             initially    invest at least
$5 million but     less than    $10     million in Putnam funds
and other investments managed by Putnam Management or its
affiliates    ("Putnam Assets"), and is 0.25% of the total amount
redeemed for full service plans that initially invest     at
least    $10 million but less than $20 million in Putnam Assets.
Class A qualified benefit plans that initially invest at least $20 million in Putnam Assets, or whose dealer or record has, with Putnam Mutual Funds' approval, waived its commission or agreed to
refund its commission to     Putnam Mutual Funds    in the event
a CDSC would otherwise be applicable, are not subject to any CDSC.

   A class A     qualified    benefit     plan participating in a
"multi-fund" program approved by Putnam Mutual Funds may include amounts invested in other mutual funds participating in such program for purposes of determining whether the plan may purchase class A shares at net asset value. These investments will also be included for purposes of the discount privileges and programs described elsewhere in this prospectus and in the SAI.

   As described in the SAI, Putnam Mutual Funds pays the dealer of record a commission of up to 1% on sales to class A qualified benefit plans. Putnam Mutual Funds pays dealers of record commissions on sales of class A shares of $1 million or more and sales of class A shares to employer-sponsored retirement plans that have at least 200 eligible employees and that are not class A qualified benefit plans based on an investor's cumulative purchases during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of 1.00% of the first $3 million of shares purchased, 0.50% of the next $47 million and 0.25% thereafter.

Class B shares

Class B shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within a specified period after purchase, as shown in the table below. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions, and
(ii) shares otherwise exempt from the CDSC, as described in "How to buy shares -- General" below. For other shares, the amount of the charge is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed.

Year     1         2        3         4        5+
-------------------------------------------------------------
Charge  3%        3%       2%        1%        0%

   Putnam Mutual Funds pays a sales commission equal to 2.75% of the amount invested (including a prepaid service fee of 0.25% of the amount invested) to dealers who sell class B shares. These commissions are not paid on exchanges from other Putnam funds or
on sales to investors     exempt from the CDSC.

Class M shares

The public offering price of class M shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The fund receives the net asset value. The sales charge is allocated between your investment dealer and Putnam Mutual Funds as shown in the following table, except when Putnam Mutual Funds, at its discretion, allocates the entire amount to your investment dealer.

                                 Sales charge        Amount of
                          as a percentage of:     sales charge
                          -------------------     reallowed to
                                Net               dealers as a
Amount of transaction        amount  Offering    percentage of
at offering price ($)      invested     price   offering price
-----------------------------------------------------------------
Under 100,000                 2.04%     2.00%       1.80%
100,000 but under 250,000     1.52      1.50        1.30
250,000 but under 500,000     1.01      1.00        1.00
500,000 and above             NONE      NONE         NONE

   Class M qualified benefit plans (retirement plans for which
Putnam Fiduciary Trust Company or its affiliates provide
recordkeeping or other services in connection with the purchase
of class M shares)     and members of qualified groups may
        purchase class M shares without a sales charge.

General

You may be eligible to buy fund shares at reduced sales charges
   or to sell fund shares without a CDSC    .

Consult your investment dealer or Putnam Mutual Funds for details about Putnam's combined purchase privilege, cumulative quantity
discount, statement of intention, group sales plan,    employer-
sponsored     retirement plans and other plans.  Descriptions are
also included in the order form and in the SAI.

The fund may sell class A, class B and class M shares at net asset value without an initial sales charge or a CDSC to current and retired Trustees (and their families), current and retired employees (and their families) of Putnam Management and affiliates, registered representatives and other employees (and their families) of broker-dealers having sales agreements with Putnam Mutual Funds, employees (and their families) of financial institutions having sales agreements with Putnam Mutual Funds (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares), financial institution trust departments investing an aggregate of $1 million or more in Putnam funds, clients of certain administrators of tax-qualified plans, tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in Putnam funds, "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners adhering to certain standards established by Putnam Mutual Funds and investors meeting certain requirements who sold shares of certain Putnam closed-end funds pursuant to a tender offer by the closed-end fund.

In addition, the fund may sell shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition by the fund of assets of an investment company or personal holding company. The CDSC will be waived on redemptions of shares arising out of the death or post-purchase disability of a shareholder or settlor of a living trust account, and on redemptions in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC. The SAI contains additional information about purchasing shares at reduced sales charges.

   In determining whether a CDSC is payable on any redemption, shares not subject to any charge will be redeemed first, followed by shares held longest during the CDSC period. Any CDSC will be based on the lower of the shares' cost and net asset value. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from the CDSC. Thus, when you redeem a share that has appreciated in value during the CDSC period, a CDSC is assessed on its initial purchase price. Shares acquired by reinvestment of distributions may be redeemed without a CDSC at any time. For information on how sales charges are calculated if you exchange your shares, see "How to exchange shares." Putnam Mutual Funds receives the entire amount of any CDSC you pay. See the SAI for more information about the CDSC.

Shareholders of other Putnam funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, fund shares at net asset value.

If you are considering redeeming shares or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption or transfer. Otherwise , payment may be delayed until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date. To eliminate the need for safekeeping, certificates will not be issued for your shares unless you request them.

Putnam Mutual Funds will from time to time, at its expense, provide additional promotional incentives or payments to dealers that sell shares of the Putnam funds. These incentives or payments may include payments for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and their guests to locations within and outside the United States for meetings or seminars of a business nature. In some instances, these incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts of shares. Certain dealers may not sell all classes of shares.

DISTRIBUTION PLANS

Class A distribution plan. The class A plan provides for payments by the fund to Putnam Mutual Funds at the annual rate of up to 0.35% of average net assets attributable to class A shares.
The Trustees currently limit payments under the class A plan to the annual rate of 0.25% of such assets.

Putnam Mutual Funds makes quarterly payments to qualifying dealers (including, for this purpose, certain financial institutions) to compensate them for services provided in connection with sales of class A shares and the maintenance of shareholder accounts. The payments are based on the average net asset value of class A shares attributable to shareholders for whom the dealers are designated as the dealer of record.

This calculation excludes until one year after purchase shares purchased at net asset value by shareholders investing $1 million or more. Also excluded until one year after purchase are shares purchased at net asset value by participant-directed qualified retirement plans with at least 200 eligible employees. These shares are not subject to the one-year exclusion provision in cases where certain shareholders who invested $1 million or more have made arrangements with Putnam Mutual Funds and the dealer of record waived the sales commission.

Except as stated below, Putnam Mutual Funds makes the quarterly payments at the annual rate of 0.25% of such average net asset value.

For participant-directed qualified retirement plans initially investing less than $20 million in Putnam funds and other investments managed by Putnam Management or its affiliates, Putnam Mutual Funds' payments to qualifying dealers on shares purchased at net asset value are 100% of the rate stated above if average plan assets in Putnam funds (excluding money market funds) during the quarter are less than $20 million, 60% of the stated rate if average plan assets are at least $20 million but under $30 million, and 40% of the stated rate if average plan assets are $30 million or more.

For all other participant-directed qualified retirement plans purchasing shares at net asset value, Putnam Mutual Funds makes quarterly payments to qualifying dealers at the annual rate of 0.10% of the average net asset value of such shares.

Class B and class M distribution plans. The class B and class M plans provide for payments by the fund to Putnam Mutual Funds at the annual rates of up to 0.85% and 1.00% of average net assets attributable to class B shares and class M shares, respectively. The Trustees currently limit payments under the class M plan to the annual rate of 0.40% of such assets.



The amount paid to dealers at the time of the sale of class M shares is set forth above under "How to buy shares -- Class M shares." In addition, to further compensate dealers (including qualifying financial institutions) for services provided in connection with sales of class B shares and class M shares and the maintenance of shareholder accounts, Putnam Mutual Funds makes quarterly payments to qualifying dealers.

The payments are based on the average net asset value of class B shares and class M shares attributable to shareholders for whom the dealers are designated as the dealer of record. Putnam Mutual Funds makes the payments at an annual rate of 0.25% of such average net asset value of class B shares and class M shares, as the case may be.

Putnam Mutual Funds also pays to dealers, as additional compensation with respect to the sale of class M shares, 0.15% of such average net asset value of class M shares. For class M shares, the total annual payment to dealers equals 0.40% of such average net asset value.

General. Payments under the plans are intended to compensate Putnam Mutual Funds for services provided and expenses incurred by it as principal underwriter of fund shares, including the payments to dealers mentioned above. Putnam Mutual Funds may suspend or modify such payments to dealers.

The payments are also subject to the continuation of the relevant distribution plan, the terms of service agreements between dealers and Putnam Mutual Funds, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

HOW TO SELL SHARES

You can sell your shares to the fund any day the New York Stock
Exchange is open, either directly to the fund, by check, or through your investment dealer. The fund will only redeem shares for which it has received payment.

Selling shares directly to your fund. Send a signed letter of instruction or stock power form to Putnam Investor Services, along with any certificates that represent shares you want to sell. The price you will receive is the next net asset value calculated after the fund receives your request in proper form less any applicable CDSC. In order to receive that day's net asset value, Putnam Investor Services must receive your request before the close of regular trading on the New York Stock Exchange.

If you sell shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee. Stock power forms are available from your investment dealer, Putnam Investor Services and many commercial banks.

If you want your redemption proceeds sent to an address other than your address as it appears on Putnam's records, a signature guarantee is required. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services for details.

Your fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

You may use Putnam's Telephone Redemption Privilege to redeem shares valued up to $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days. Unless an investor indicates otherwise on the account application, Putnam Investor Services will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide Putnam Investor Services with his or her account registration and address as it appears on Putnam Investor Services' records.

Putnam Investor Services will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, Putnam
Investor Services may be liable for any losses due to unauthorized or fraudulent instructions. For information, consult Putnam Investor Services.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting Putnam Investor Services by telephone. In this event, you may wish to submit a written redemption request, as described above, or contact your investment dealer, as described below. The Telephone Redemption Privilege is not available if you were issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.

Selling shares by check. If you would like to use the fund's check-writing service, mark the proper box on the order form and complete the signature card and, if applicable, the resolution. Upon receiving the properly completed order form, signature card, and resolution, the fund will send you checks which may be made payable to the order of any person in the amount of $500 or more. When a check is presented for payment, a sufficient number of full and fractional shares in your account will be redeemed at that day's net asset value to cover the amount of the check. An additional amount of shares will be redeemed to cover any applicable CDSC. Shares to be redeemed by this method may not be represented by share certificates.

Shareholders utilizing fund checks are subject to the bank's rules governing checking accounts. There is currently no charge to shareholders for the use of checks. You should make sure that there are sufficient shares in the account to cover the amount of any check drawn, since the net asset value of shares will fluctuate. If insufficient shares are in the account, the check will be returned and no shares will be redeemed. Because dividends declared on shares held in your account, prior redemptions, and possible changes in net asset value may cause the value of your account to change, it is impossible to determine in advance your account's total value. Accordingly, you should not write a check for the entire value of your account
or close your account by writing a check.   The check-writing
service is not available for tax-qualified retirement plans.

Selling shares through your investment dealer. Your dealer must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. Your dealer will be responsible for furnishing all necessary documentation to Putnam Investor Services, and may charge you for its services.

HOW TO EXCHANGE SHARES

You can exchange your shares for shares of the same class of certain other Putnam funds at net asset value. Not all Putnam funds offer all classes of shares. If you exchange shares subject to a CDSC, the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your class of shares. Class B shares of most other Putnam funds have a higher CDSC than the fund. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

To exchange your shares, simply complete an Exchange Authorization Form and send it to Putnam Investor Services. The form is available from Putnam Investor Services. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. A Telephone Exchange Privilege is currently available for amounts up to $500,000. Putnam Investor Services' procedures for telephonic transactions are described above under "How to sell shares." The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding. Ask your investment dealer or Putnam Investor Services for prospectuses of other Putnam funds. Shares of certain Putnam funds are not available to residents of all states.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Putnam Management or the Trustees believe doing so would be in the best interests of your fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. Consult Putnam Investor Services before requesting an exchange. See the SAI to find out more about the exchange privilege.

HOW THE FUND VALUES ITS SHARES

The fund calculates the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open.

Portfolio securities for which market quotations are readily available are valued at market value.

Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

HOW THE FUND MAKES DISTRIBUTIONS TO SHAREHOLDERS; TAX INFORMATION

The fund will declare a distribution each day in an amount which is based on Putnam Management's projections of the fund's estimated net investment income. Normally, the fund will pay these distributions monthly. The amount of each daily distribution may differ from actual net investment income determined in accordance with generally accepted accounting principles. See "Distributions" in the SAI. The fund will distribute any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. A capital loss carryover is currently available. Distributions paid on class A shares will generally be greater than those paid on class B and class M shares because expenses attributable class B and class M shares will generally be higher.

You begin earning distributions on the business day that Putnam
Mutual Funds receives payment for your shares. It is your responsibility to see that your dealer forwards payment promptly.

You can choose from three distribution options:

- Reinvest all distributions in additional shares without a sales charge;

- Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares without a sales charge; or

-       Receive all distributions in cash.

You can change your distribution option by notifying Putnam Investor Services in writing. If you do not select an option when you open your account, all distributions will be reinvested. All distributions not paid in cash will be reinvested in shares of the class on which the distributions are paid. You will receive a statement confirming reinvestment of distributions in additional shares (or in shares of other Putnam funds for Dividends Plus accounts) promptly following the quarter in which the reinvestment occurs.

If a check representing a fund distribution is not cashed within a specified period, Putnam Investor Services will notify you that you have the option of requesting another check or reinvesting the distribution in the fund or in another Putnam fund. If Putnam Investor Services does not receive your election, the distribution will be reinvested in the fund. Similarly, if correspondence sent by the fund or Putnam Investor Services is returned as "undeliverable," fund distributions will automatically be reinvested in the fund or in another Putnam fund.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The fund will distribute substantially all of its ordinary income and capital gain net income on a current basis.

Fund distributions will be taxable to you as ordinary income, except that any distributions of net long-term capital gains will be taxable as such, regardless of how long you have held the shares. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions.

To the extent distributions consist of interest from securities of the U.S. government and certain of its agencies and instrumentalities, they may be exempt from state and local income taxes. Interest from obligations that are merely guaranteed by the U.S. government or one of its agencies, such as mortgage participation certificates guaranteed by Ginnie Mae, generally is not entitled to this exemption. Although there is no assurance that any such state and local exemptions will be available, Putnam Investor Services will advise shareholders of the portion of fund distributions that might qualify for such an exemption.

Early in each year Putnam Investor Services will notify you of the amount and tax status of distributions paid to you for the preceding year.

The foregoing is a summary of certain federal income tax consequences of investing in the fund. You should consult your tax adviser to determine the precise effect of an investment in the fund on your particular tax situation (including possible liability for state and local taxes).

About Putnam Investments, Inc.

Putnam Management has been managing mutual funds since 1937. Putnam Mutual Funds is the principal underwriter of the fund and of other Putnam funds. Putnam Fiduciary Trust Company is the custodian of the fund. Putnam Investor Services, a division of Putnam Fiduciary Trust Company, is the investor servicing and transfer agent for the fund.

Putnam Management, Putnam Mutual Funds and Putnam Fiduciary Trust Company are subsidiaries of Putnam Investments, Inc., which is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

PUTNAM INTERMEDIATE U.S. GOVERNMENT INCOME FUND

One Post Office Square
Boston, MA  02109

FUND INFORMATION:
INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA  02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA  02109

INVESTOR SERVICING AGENT

Putnam Investor Services
Mailing address:
P.O. Box 41203
Providence, RI  02940-1203

CUSTODIAN

Putnam Fiduciary Trust Company
One Post Office Square
Boston, MA  02109

LEGAL COUNSEL

Ropes & Gray
One International Place
Boston, MA  02110

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA  02109


PUTNAMINVESTMENTS

    One Post Office Square
    Boston, Massachusetts 02109
    Toll-free 1-800-225-1581